Note 14 - Financial Instruments - Estimated Fair Value of Outstanding Warrants (Details) - Class B Warrants [Member] - USD ($) $ / shares in Units, $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Nov. 06, 2019
Warrant outstanding (in shares)	4,200,000	4,200,000
Warrant shares outstanding (in shares)	168,000	168,000	168,000
Term (Month)	18 months	18 months
Warrant exercise price (in dollars per share)	$ 1.00	$ 25.00
Warrant liability	$ 66	$ 609